UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		March 1, 2016

HYSTER-YALE MATERIALS HANDLING, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-54799	31-1637659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5875 LANDERBROOK DRIVE, SUITE 300, CLEVELAND, OHIO		44124-4069
(Address of principal executive offices)		(Zip code)

(440) 449-9600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 1.02 Termination of a Material Definitive Agreement.

Hyster-Yale Materials Handling, Inc. (the "Company") is engaged in a joint venture with General Electric Capital Corporation (“GECC”) to provide dealer and customer financing of new lift trucks in the United States. The Company owns 20% of the joint venture entity, NMHG Financial Services, Inc. (“NFS”).

On March 1, 2016, in connection with General Electric Company's agreement to sell GE Capital's global Commercial Distribution Finance, North American Vendor Finance and Corporate Finance platforms to Wells Fargo & Co, the Company entered into a Guaranty Agreement (the "HY Guarantee") in favor of Wells Fargo Financial Leasing, Inc. ("WFL"). The HY Guarantee replaces and supersedes the Guaranty Agreement, dated November 21, 2013, by the Company to GECC. The HY Guarantee provides for a guarantee of the obligations of the HYG Guarantee described below.

In addition, on March 1, 2016, Hyster-Yale Group, Inc. ("HYG") entered into a Guaranty Agreement (the "HYG Guarantee") in favor of WFL. The HYG Guarantee replaces and supersedes the Guaranty Agreement, dated November 21, 2013, by HYG to GECC. The HYG guarantee provides a guarantee for 20% of NFS' debt to WFL such that HYG would become liable under the terms of the NFS debt agreement with WFL in the case of default by NFS.

The HY Guarantee and the HYG Guarantee are listed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are hereby incorporated into this Item 1.01 and Item 1.02 by reference. The foregoing summary of each of these agreements is qualified in its entirety by reference to the full text of such exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Guarantee Agreement, dated March 1, 2016, by Hyster-Yale Materials Handling, Inc. in favor of Wells Fargo Financial Leasing, Inc.
10.2	Guarantee Agreement, dated March 1, 2016, by Hyster-Yale Group, Inc. in favor of Wells Fargo Financial Leasing, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 7, 2016		HYSTER-YALE MATERIALS HANDLING, INC.

		By:	/s/ Suzanne Schulze Taylor
Name: Suzanne Schulze Taylor
Title: Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Guarantee Agreement, dated March 1, 2016, by Hyster-Yale Materials Handling, Inc. in favor of Wells Fargo Financial Leasing, Inc.
10.2	Guarantee Agreement, dated March 1, 2016, by Hyster-Yale Group, Inc. in favor of Wells Fargo Financial Leasing, Inc.